UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 24, 2008

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51990	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Attached as Exhibit 100 to this Current Report on Form 8-K are documents that contain information from Liberty Media Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, filed with the Securities and Exchange Commission on May 8, 2008, formatted in XBRL (eXtensible Business Reporting Language).  Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed financial statements of Liberty Media Corporation.  The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of these sections, shall not be part of any registration statement to which they may relate, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The following financial statements, including tracking stock group data, from Liberty Media Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, filed with the SEC on May 8, 2008, formatted in XBRL:  (i) the Condensed Consolidated Balance Sheets at March 31, 2008 and December 31, 2007, (ii) the Condensed Consolidated Statements of Operations for the three months ended March 31, 2008 and 2007, (iii) the Condensed Consolidated Statements of Comprehensive Earnings for the three months ended March 31, 2008 and 2007, (iv) the Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2008 and 2007 and (v) the Condensed Consolidated Statement of Stockholders’ Equity for the three months ended March 31, 2008, are furnished as exhibits to this report and are collectively referred to as Exhibit 100.

                100.INS        XBRL Instance Document

                100.SCH       XBRL Taxonomy Extension Schema Document

                100.SCH-1    XBRL Taxonomy Extension Schema Document

                100.CAL       XBRL Taxonomy Extension Calculation Linkbase Document

                100.LAB       XBRL Taxonomy Extension Label Linkbase Document

                100.PRE        XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2008

LIBERTY MEDIA CORPORATION

By:	/s/ Mark E. Burton
	Name:	Mark E. Burton
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Document

100.INS	XBRL Instance Document
100.SCH	XBRL Taxonomy Extension Schema Document
100.SCH-1	XBRL Taxonomy Extension Schema Document
100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
100.LAB	XBRL Taxonomy Extension Label Linkbase Document
100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document